UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)            September 18, 2006
TRW Automotive Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS
SIGNATURE
Letter to James F. Albaugh, dated August 4, 2006
Press Release dated September 18, 2006

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
As discussed below in Item 5.02, TRW Automotive Holdings Corp., a Delaware corporation (the “Company”), has elected James F. Albaugh as a member of both its Board of Directors and its Audit Committee, effective September 18, 2006. On the Audit Committee, Mr. Albaugh replaces Ms. Jody Miller, who remains on the Board of Directors.
In connection with Mr. Albaugh’s election, the Company has agreed to compensate Mr. Albaugh with an annual cash retainer of $40,000 per year, a meeting fee of $1,250 per Board and Committee meeting attended and an annual cash retainer as a member of the Audit Committee of $4,000. Mr. Albaugh will also be awarded a grant of Two Thousand Five Hundred (2,500) Restricted Stock Units. Other terms and conditions are outlined in the letter attached hereto as Exhibit 10.1.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
At a special telephonic meeting held on September 18, 2006, the Board of Directors of the Company elected James F. Albaugh as a Class II director (with a term expiring at the 2009 annual meeting of stockholders). The Board also appointed Mr. Albaugh to the Audit Committee. Mr. Albaugh is 56 years old.
Mr. Albaugh is executive vice president of The Boeing Company (“Boeing”) and president and chief executive officer of Boeing Integrated Defense Systems, a $30.8 billion, 76,000-person business unit of Boeing that includes Boeing’s total defense, government, intelligence, space and communications capabilities. Mr. Albaugh also serves on Boeing’s Executive Council. Prior to his current position, Mr. Albaugh held various executive positions with Boeing, including president and chief executive officer of Boeing’s Space and Communications unit and president of Boeing’s Space Transportation unit.
See the disclosure under Item 1.01 above for the material terms of Mr. Albaugh’s compensation as a director.
The text of the press release announcing the election of Mr. Albaugh, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Exhibit No.	Description
10.1	Letter to James F. Albaugh dated as of August 4, 2006 regarding compensation as a director.

99.1	Press release of TRW Automotive Holdings Corp. dated September 18, 2006 regarding the election of Mr. James F. Albaugh as a member of the Board of Directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: September 18, 2006	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Letter to James F. Albaugh dated as of August 4, 2006 regarding compensation as a director.

99.1	Press release of TRW Automotive Holdings Corp. dated September 18, 2006 regarding the election of Mr. James F. Albaugh as a member of the Board of Directors.